Rule 497(e)

File Nos. 333-145333 and 811-22105

INDIVIDUAL RETIRMENT BONUS VUL

A flexible premium variable universal life insurance policy

offered by

Great-West Life & Annuity Insurance Company

in connection with its

COLI VUL-4 Series Account

Supplement dated July 15, 2020 to the Prospectus and

Statement of Additional Information ("SAI") dated dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2013.

As of the close of business April 30, 2020 ("Closing Date"), the BNY Mellon VIF International Equity Portfolio ("Liquidated Fund") was liquidated. Effective as of the Closing Date, any assets remaining in the Sub-Account for the Liquidated Fund were invested in the Sub-Account for the Great-West Government Money Market Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements.

Effective immediately, the Janus Henderson Global Technology Portfolio has been renamed the Janus Henderson Global Technology and Innovation Portfolio. Accordingly, all references to Janus Henderson Global Technology Portfolio in the Prospectus and SAI are hereby deleted and replaced with Janus Henderson Global Technology and Innovation Portfolio.

If you have any questions regarding this Supplement, please call Great-West toll-free at (888) 353-2654, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.